FIRSTMERIT®

FIRSTMERIT Corporation

CITIZENS REPUBLIC BANCORP

Creating a Premier Midwest Banking Franchise September 13, 2012 Exhibit 99.2

Forward Looking Statements
This presentation contains forward-looking statements within the meaning of the Private Securities Litigation
Reform Act giving FirstMerit’s expectations or predictions of future financial or business performance or conditions.  Such forward-looking statements include, but are not limited to, statements about the projected impact and benefits of the combination of Citizens Republic Bancorp with FirstMerit Corporation, including future estimated financial and operating results, and FirstMerit’s plans, objectives, expectations and intentions and other statements that are not historical facts. These forward-looking statements are  subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made, and FirstMerit assumes no duty to update forward-looking statements.
In addition to factors previously disclosed in FirstMerit’s and Citizens’ reports filed with the SEC and those identified elsewhere in this press release, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: the possibility that regulatory and other approvals and conditions to the transaction are not received or satisfied on a timely basis or at all, or contain unanticipated terms and conditions; the possibility that modifications to the terms of the transactions may be required in order to obtain or satisfy such approvals or conditions; the timing of approvals by Citizens’ and
FirstMerit’s shareholders; delays in closing the merger and the merger of the parties’ bank subsidiaries;
difficulties, delays and unanticipated costs in integrating the merging organizations’ businesses or realizing expected cost savings and other benefits; business disruptions as a result of the integration of the merging organizations, including possible loss of customers; diversion of management time to address transaction related issues; changes in asset quality and credit risk as a result of the merger; changes in customer borrowing, repayment, investment and deposit behaviors and practices; changes in interest rates, capital markets, and local economic and national economic conditions; markets for and terms realizable on the proposed issuances of debt and preferred stock by FirstMerit; the timing and success of new business initiatives; competitive conditions; and
regulatory conditions.
Annualized, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results.

Further Information
ADDITIONAL INFORMATION AND WHERE TO FIND IT
This document does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed merger between
FirstMerit Corporation (“FirstMerit”) and Citizens Republic Bancorp, Inc. (“Citizens”), FirstMerit will file with the U.S. Securities and
Exchange Commission (“SEC”) a Registration Statement on Form S-4 that will include a joint proxy statement of FirstMerit and
Citizens that also constitutes a prospectus of FirstMerit. FirstMerit and Citizens will deliver the joint proxy statement/prospectus to their respective shareholders. FirstMerit and Citizens urge investors and shareholders to read the joint proxy statement/prospectus regarding the proposed merger when it becomes available, as well as other documents filed with the SEC, because they will contain important information. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the
SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from FirstMerit’s website (www.firstmerit.com)
under the heading “Investors” and then under the heading “Publications and Filings.” You may also obtain these documents, free of charge, from Citizens’ website (www.citizensbanking.com) under the tab “Investors” and then under the heading “Financial
Documents” and then under the heading “SEC Filings.”
PARTICIPANTS IN THE MERGER SOLICITATION
FirstMerit, Citizens, and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from FirstMerit and Citizens shareholders in favor of the merger and related matters. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of FirstMerit and Citizens shareholders in connection with the proposed merger will be set forth in the joint proxy statement/prospectus when it is filed with the SEC. You can find information about FirstMerit’s executive officers and directors in its definitive proxy statement filed with the SEC on March 8,
2012. You can find information about Citizens’ executive officers and directors in its definitive proxy statement filed with the SEC on
March 12, 2012. Additional information about FirstMerit’s executive officers and directors and Citizens’ executive officers and directors can be found in the above-referenced Registration Statement on Form S-4 when it becomes available. You can obtain free copies of these documents from FirstMerit and Citizens using the contact information above.

Delivering Shareholder Value Through a Powerful Combination
Strategically
Compelling
• Creates a contiguous Midwest banking franchise with significant size and scale
– Enhanced ability to compete efficiently and serve clients
– Increases access to a broad base of middle market / small business customers
• Leverages FirstMerit’s middle market commercial banking expertise and local delivery model
• Award-winning delivery of consumer financial products and services through a combined
400+ retail branch franchise
• Customized wealth solutions tailored to meet the needs of high net worth individuals and business owners
• Value creation via both immediate synergies and potential for significant growth
Financially
Attractive
• High teens projected IRR is well in excess of cost of capital
• High single-digit EPS accretion by 2014
• TBV per share earn-back period of less than 2.5 years
• Conservative assumptions (estimated results are net of planned investments)
• Strong pro forma capital and expectation of a sustained dividend
Disciplined
Execution
• Extensive due diligence performed over two months
• Similar organizational structure and culture
• Michigan and Wisconsin are familiar markets to FirstMerit senior management
• Will utilize integration game plan proven in FirstMerit’s Chicago acquisitions

Summary of Key Deal Terms
Consideration • Fixed Exchange Ratio: 1.37 shares of FirstMerit for each share of Citizens
Republic
• Implied Value (1) : $22.50 per share, or $912 million
• Consideration Mix: 100% stock
•
Dividend:
TARP Repayment • Intend to repay in full at closing, subject to regulatory authorization and Treasury approval
• Intend to fund repayment with a combination of FirstMerit preferred stock and subordinated debt
Balance Sheet Restructuring • Balance sheet deleveraging at close of approximately $750 million focused on higher cost FHLB and Repos
Loan Mark • $378 million (6.8% of 6/30/12 gross loans)
Cost Savings • 22% ($59 million) of 6/30/12 CRBC YTD annualized noninterest expense
Merger-Related Charges • $88 million pre-tax
Name • Rebranded to FirstMerit Bank
Board Representation • FirstMerit will appoint 2 Citizens Republic Board members to its Board
Required Approvals • Approval of Citizens Republic and FirstMerit shareholders
• Customary regulatory approvals, including approval to repay Citizens’ TARP
Anticipated Closing • Second quarter of 2013
(1) Based on FirstMerit’s 10 day average closing share price prior to signing the definitive merger agreement (8/29/12 – 9/12/12).
Current quarterly dividend of $0.16

FirstMerit (196 branches)
Citizens Republic (219 branches)
Michigan
Wisconsin
Green Bay
Madison
Milwaukee
Chicago
Detroit
Cleveland
Toledo
Akron
Springfield
Illinois
Indianapolis
Indiana
Cincinnati
Ohio

FIRSTMERIT Corporation

Creating a Premier Midwest Banking Franchise
Source: SNL Financial as of 6/30/11, FirstMerit and Citizens Republic as of 6/30/12.
(1) Includes 4 FirstMerit branches in Western Pennsylvania ($0.2 billion of deposits).
• $24.3 billion in Assets
• $14.8 billion in Loans
• $18.9 billion in Deposits
• 415 branches
• 452 ATMs
• Over 5,000 employees
State Deposits ($bn) Loans ($bn) Branches
Ohio (1) $8.7 $7.8 166
Michigan $6.0 $4.6 158
Illinois $3.1 $2.0 44
Wisconsin $1.1 $0.4 47
Pro Forma Franchise

USB
FITB
BMO / Harris
KEY
HBAN
ASBC
CBSH
TCB
WTFC
FBC
UMBF
PVTB
CBCYB

USB
FITB
KEY
HBAN
CBSH
ASBC
UMBF
CFFN
TCB
CBCYB
FINN
WTFC
ONB
PVTB
MBFI
PRK
FFBC
FMBI

A Stronger Regional Presence
Top Banks Headquartered in the Midwest by Assets
(1)
Source: SNL Financial as of 9/12/12.
(1) Excludes mutual holding companies and NTRS.
($ in billions)
Top Banks Headquartered in the Midwest by Market Capitalization
(1)
($ in billions)
$60.0
$65.0
$64.3
$353
$350
$375
$118
$112
$87
$57
$24
$22 $21
$18
$17
$15 $14
$13
$13
$10 $10
$0
$25
$50
$75
$100
$125
$14.0
$8.2
$6.0
$3.6
$2.7
$2.3
$2.0 $1.9 $1.9 $1.9
$1.4
$1.3 $1.4 $1.3
$1.2 $1.1 $1.1
$1.0 $1.0
$0.8
$0.0
$5.0
$10.0
$15.0

Citizens Republic Has Addressed Legacy Issues and Presents a
Strong, Clean Platform for Growth
Pre-Tax
Pre-Provision Income
Source: SNL Financial and Citizens Republic investor presentation.
NPAs / Assets Net Interest Margin
• Current management team successfully addressed legacy credit issues
– NPA metrics in line with high performing peers
• Consistent pre-tax pre-provision income base provides an attractive level for growth
• Net interest margin has been sustained through re-mixing of loans and a core deposit focus
• The team is energized toward new business origination
$36.2
$32.1
$30.7
$32.8
$37.8
$36.9
$31.7 $31.7
$20.0
$24.0
$28.0
$32.0
$36.0
$40.0
3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12
4.15%
2.86%
1.93%
1.58%
1.54%
1.42%
1.13%
1.16%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
4.50%
3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12
3.34%
3.44%
3.50%
3.56%
3.64%
3.64%
3.55%
3.58%
3.20%
3.30%
3.40%
3.50%
3.60%
3.70%
3.80%
3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12

Real GDP Growth (%)

Jun-08
Sep-08
Dec-08
Mar-09
Jun-09
Sep-09
Dec-09
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12

FirstMerit Corporation

Michigan: Continued Improvement
Source: FDIC, FHFA and BLS.
(1) Economic projections based on a JPMorgan Chase economic research report (“Regional Perspectives: Michigan Economic
Outlook”) as of 8/29/12.
(2) Seasonally adjusted.
(3) Based on Federal Housing Finance Agency news release dated 8/23/12.
0.27%
1.04%
2.26%
3.03%
7.25%
0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00%
Illinois
Wisconsin
Ohio
U.S. Avg.
Michigan
3%
6%
9%
12%
15%
U.S. 8.2% Michigan 8.6%
2.2%
(3.3%)
(0.1%)
2.4%
2.0%
2.3%
3.5%
4.0%
(2.3%)
(4.0%)
3.9%
2.3%
2.9%
3.9%
4.6%
(7.1%)
(8%)
(6%)
(4%)
(2%)
0%
2%
4%
6%
2007 2008 2009 2010 2011 2012E 2013E 2014E
U.S. Michigan
Projected
Forecasted Economic Growth
Unemployment Rate
1 Year Home Appreciation Rates – Q2 2012
(1)
(2)
(3)

New Markets with a Familiar Mix of Commercial Opportunities
Source: U.S. Bureau of Labor Statistics, not seasonally adjusted.
Michigan
Wisconsin
Well Diversified Markets Bolstered by a U.S. Manufacturing Renaissance
Ohio
Illinois
Employment by industry
Educational &
Health Svcs.
16%
Government
14%
Profess. &
Business Svcs.
14%
Manufacturing
13%
Leisure &
Hospitality
10%
Other
9%
Financial
Activities
5%
Trade, Trans. &
Utils
19%
Educational &
Health Svcs.
17%
Government
14%
Profess. &
Business Svcs.
13%
Manufacturing
13%
Leisure &
Hospitality
10%
Financial
Activities
5%
Other
10%
Trade, Trans. &
Utils
18%
Government
14%
Profess. &
Business Svcs.
10%
Manufacturing
17%
Leisure &
Hospitality
9%
Financial
Activities
6%
Other
10%
Educational &
Health Svcs.
15%
Trade, Trans. &
Utils
19%
Educational &
Health Svcs.
15%
Government
14%
Profess. &
Business Svcs.
15%
Manufacturing
11%
Leisure &
Hospitality
10%
Financial
Activities
6%
Other
10%
Trade, Trans. &
Utils
19%

Chicago Southeast Michigan Northeast Ohio Metro Wisconsin / Fox River Valley
Significant Commercial Opportunities in Key Markets
Source: D&B Market Insight.
(1) Southeast Michigan is defined as the aggregate of the following MSAs: Ann Arbor, Detroit, Flint and Monroe.
(2) Northeast Ohio is defined as the aggregate of the following counties: Cuyahoga, Geauga, Lake, Lorain, Medina, Portage, Stark
and Summit.
(3) Metro Wisconsin is defined as the aggregate of the Milwaukee and Madison MSAs; Fox River Valley is defined as the aggregate of the Green Bay, Appleton, Osh Kosh and Fond du Lac MSAs.
The Middle Market and Small Business Commercial Lending Opportunity
(1) (2)
Southeast Michigan is a Sizeable Market with a Familiar Mix of Businesses
(3)
23,329
15,121
9,970
9,835
10,453
5,959
4,241
4,404
0
5,000
10,000
15,000
20,000
25,000
Sales Volume:
$1 million - $5 million
Sales Volume:
>$5 million

February 2010	February 2010	May 2010
FIRST BANK	George Washington Savings Bank	Midwest Bank
Assets: $415 million Deposits: $1.2 billion Branches: 24	Assets: $420 million Deposits: $393 million Branches: 4	Assets: $3.0 billion Deposits: $2.3 billion Branches: 26

FIRSTMERIT Corporation

Following a Proven Expansion and Growth Model
• Successful integration
– Seamless conversion of three franchises in 2010
– Smooth transition from announcement to conversion
– Experienced project management team executing integration process
• Chicago commercial lending initiative began in February 2010 with a commercial staff of 5, which has significantly exceeded expectations
– FirstMerit’s commercial team today has grown to over 40 relationship managers
– Commercial calling effort has developed $780 million in loans outstanding with total commitments of $1.4 billion in just
2 ½ years
• Total Chicago loan portfolio in excess of $2 billion of outstanding
– Balanced portfolio – approximately $1 billion of new production and $1 billion of acquired loans

• Local delivery of relationship banking
– Regional structure supports close client relationships
– Institutionalization of key relationships with regional CEOs
• Local decision making
– Access to decision makers/senior management
– Credit authority appropriate to regions
– Prompt response on credit decisions
• Strong sales and service orientation
– Motivated, empowered bankers
• Consultative, agile and efficient approach to banking
– Product parity with larger bank competitors
• Deep community involvement
– Local advisory boards
FirstMerit’s Value Proposition

FIRSTMERIT Corporation

CITIZENS REPUBLIC BANCORP

FIRSTMERIT Corporation

FIRSTMERIT Corporation

Positioned for Strong Core Loan Growth
Gross Loans: $5,536.3
C&D
2%
Owner-Occ
CRE
14%
C&I
24%
Other
11%
Consumer
18%
Multifamily
2%
NonOwner-Occ
CRE
13%
1-4 Family
16%
Gross Loans: $14,772.9
C&I
27%
Other
12%
Consumer
15%
Multifamily
2%
NonOwner-Occ
CRE
13%
Owner-Occ
CRE
14%
C&D
5%
1-4 Family
12%
Pro Forma
Source: SNL Financial based on regulatory data.
+
• Leverage FirstMerit’s lending expertise across the Citizens Republic footprint
– Commercial banking: middle market, business banking and asset-based lending
– Indirect auto and dealer services
– Mortgage banking and credit card
• Expand Citizens Republic’s specialized indirect consumer lending experience
– Focus on boats for inland lake use and RVs concentrated on towables
– Extensive experience in indirect consumer lending with over 750 dealer relationships across the Midwest
– Superior credit – NPLs were ~35bps of total loans throughout the cycle
($ in millions)
Gross Loans: $9,236.6
C&I
30%
Other
13%
Consumer
14%
Multifamily
2%
NonOwner-Occ
CRE
13%
Owner-Occ
CRE
13%
C&D
6%
1-4 Family
9%

FIRSTMERIT Corporation

CITIZENS REPUBLIC BANCORP

FIRSTMERIT Corporation

FIRSTMERIT Corporation

Strong Core Deposit Funding
Pro Forma
Source: SNL Financial based on GAAP data.
(1) Core deposits include all deposits less certificates of deposit; average total deposit composition as of 6/30/12.
• Deposit product offering very similar to FirstMerit’s
• Strong core deposit funding base anchored by noninterest-bearing demand deposits
• Opportunity for additional core deposit growth driven by middle market commercial treasury management
• Will change deposit composition to core deposits from higher-cost, single-service CDs
($ in millions)
MMDA, Savings
& Other
58%
Retail CDs
9%
Jumbo CDs
5%
Non-Interest
Bearing
28%
MMDA, Savings
& Other
50%
Retail CDs
18%
Jumbo CDs
7%
Non-Interest
Bearing
25%
MMDA, Savings
& Other
55%
Retail CDs
12%
Jumbo CDs
6%
Non-Interest
Bearing
27%
Deposits: $11,615.8
MRQ Cost: 0.29%
Core Deposits: 86%
Deposits: $7,287.7
MRQ Cost: 0.51%
Core Deposits: 75%
Deposits: $18,903.6
Cost: 0.38%
Core Deposits: 82%
(1)
(1)
(1)

FIRSTMERIT Corporation

CITIZENS REPUBLIC BANCORP

FIRSTMERIT Corporation

FIRSTMERIT Corporation

Opportunities to Expand Fee Income
Pro Forma
Source: SNL Financial based on GAAP data.
Note: Core fee income shown (excludes gains / losses on sales of securities and loans held for sale).
($ in millions)
+
MRQ Annualized: $219.0
Other
16%
BOLI Income
5%
Loan Sales &
Other Loan Income
9%
Wealth
Management
15%
Credit Card & ATM
Fees
29%
Service Charges
26%
MRQ Annualized: $308.4
Credit Card & ATM
Fees
25%
Wealth
Management
17%
BOLI Income
4%
Other
14%
Loan Sales &
Other Loan Income
9%
Service Charges
31%
MRQ Annualized: $89.4
Credit Card & ATM
Fees
20%
Wealth
Management
22%
Other
7%
Loan Sales &
Other Loan Income
9%
Service
Charges
42%
•
Citizens Republic currently outsources mortgage banking – conversion to FirstMerit's business model will enhance fee income
•
Expansion of middle-market commercial solutions – treasury management, interest rate derivatives, international, and merchant card services
•
Leverage FirstMerit's success in wealth management
–
Greater scale and enhanced product suite
–
Focused cross-sell initiatives with commercial / consumer banking

Compelling Financial Rationale
Attractive Pricing
Superior Returns
• First full-year EPS accretion of 7.5%
(2)
• 18%+ IRR
(2)
• TBV dilution of 6.9%, inclusive of balance sheet restructuring charge
• Earn-back of TBV dilution of under 2.5 years
(2)
Conservative
Synergies
• 22% ($59 million) cost savings net of investments
(2)
• Potential value creation from net cost savings ($461 million) exceeds premium paid
(2)
– Immediate value to current FirstMerit shareholders
• Future synergies accruing to combined shareholders
• Further opportunity to leverage FirstMerit’s efficiency discipline
• Extensive credit review involving both FirstMerit’s credit team and third party valuation consultants
• 6.8% loan mark ($378 million) and implied 19.1% credit cycle losses
FMER - CRBC Recent Transactions – Median
(1)
Price / Book Value: 0.87x 1.49x
Price / Tangible Book Value: 1.26x 1.75x
Core Deposit Premium: 2.8% 10.4%
(1) Based on the following transactions (Buyer / Target): Union Bank / Pacific Capital, Prosperity / American State, Susquehanna /
Tower, Valley National / State, Brookline / Bancorp Rhode Island, Susquehanna / Abington, People’s United / Danvers, Comerica /
Sterling, Hancock / Whitney, BMO / Marshall & Ilsley, M&T / Wilmington, and First Niagara / New Alliance.
(2) Estimated.
Mitigated Credit Risk

FMER
6/30/12
FMER
Pro Forma
Well-Capitalized
Minimums
TCE / TA 8.01% 7.15% N/A
Leverage Ratio 8.22% 7.33% 5.00%
Tier 1 Ratio 11.40% 10.36% 6.00%
Total Risk-Based Capital 12.65% 12.67% 10.00%
Strong Balance Sheet…
•
• Planned capital actions
– Raise $250 million of Tier 2 debt and $100 million of Tier 1 preferred
• Expect to quickly accumulate capital
– Recover TCE / TA in under 2 years
• Excellent prospects to reinvest in business
Capital Ratios
Preliminary estimates based on Basel III NPR show capital ratios in excess of fully phased in requirements

…and Conservative Credit Evaluation
Gross Loan Mark
Type Mark ($mm) Mark (%)
C&I $62.4 3.6%
CRE $103.6 7.3%
Indirect Consumer – RV / Marine $23.7 2.4%
Mortgage $29.8 4.5%
HELOC $158.2 21.4%
Total Loan Mark $377.6 6.8%
Citizens’ NCOs since 1/1/08 as a % of 12/31/07 gross loan balance: 12.3%
Total Loan Mark and NCOs since 1/1/08: 19.1%
Note: Estimated based on most recently available information.

Value of Net Cost Savings
Annualized Net Expense Reductions ($mm)
Personnel $24.8
Technology $18.3
Regulatory $5.9
Professional $5.6
Other $5.6
Occupancy $1.7
Marketing ($2.8)
Total $59.1
(1) Excludes value of restructuring charge.
(2) Assumes a 35% tax rate.
Value of Net Cost Saves
(1)
($mm)
Annualized Net Expense Reductions $59.1
After Tax
(2)
$38.4
Valuation Multiple 12.0x
Implied Value of Synergies $461.0
Synergies / Pro Forma Share $2.79

Pro Forma Earnings Impact
Assumptions
• Closing date: Second quarter of 2013
• FirstMerit earnings based on median of analyst estimates
• Citizens Republic earnings contribution based on FirstMerit estimates
• Cost savings phase in of 24% in 2013 and 100% in 2014
• No accretable yield benefits within the pro formas
(1) Citizens Republic net income contribution includes value of projected after-tax cost savings.
(2) Other adjustments include CDI amortization, loan and deposit mark amortization and estimated financing costs.
(3) Operating EPS excludes one-time items.
• Significantly accretive to 2014 and beyond
• Neutral to 2013 operating EPS (excluding one-time items)
($ in millions)
2014
FirstMerit Standalone Net Income $148.0
Citizens Republic Net Income Contribution 104.3
Other Adjustments (after-tax) (12.6)
Pro Forma Net Income $239.7
Pro Forma Avg. Fully Diluted Shares 165.1
FirstMerit Standalone GAAP EPS $1.35
Pro Forma Operating EPS $1.45
Accretion to Operating EPS 7.5%
(1)
(2)
(3)
(3)

Disciplined Execution Strategy
• FirstMerit will leverage its extensive, best-practice integration experience from its recent Chicago expansion
– FDIC deals were significantly more complex
– Limited involvement from target institutions
• Disciplined FirstMerit project management approach to integration will begin immediately
– Every line of business and functional area will participate and communicate daily
– Third party experts utilized as necessary, especially in IT area
• Similar product sets and product features across all business lines facilitate a smooth integration and transition for customers and staff
– Core operating systems both provided by Fidelity Information Services (FIS)
• Citizens Republic executive management team will be significantly involved in the integration process
– Cathleen Nash will continue to provide significant leadership

Creating a Premier Midwest Banking Franchise
• Creates a franchise with size and scale to compete effectively
• Provides a sizeable new market opportunity
• Leverages FirstMerit's core middle-market commercial lending expertise
• Sustainable model for organic loan growth based on relationship banking and the FirstMerit value proposition
• Proven execution history
•
Creates immediate shareholder value and positions FirstMerit for long term growth

FIRSTMERIT®

FIRSTMERIT® Corporation

CITIZENS REPUBLIC BANCORP

Creating a Premier Midwest Banking Franchise September 13, 2012

25 APPENDIX

Comptroller of the Currency
Administrator of National Banks
US Department of the Treasury

EXCELLENCE IN BUSINESS BANKING
GREENWICH
BUSINESS BANKING AWARD

FIRSTMERIT Corporation

• Strong management experience (avg. 25 yrs)
• Diverse customer base
• Strong customer service model
• Strong deposit gathering abilities
• $6.4 billion loan portfolio
(1)
• High ROE small business banking unit
• Middle Market, Business Banking,
Commercial Real Estate, Asset Based
Lending, Capital Markets, Equipment Finance
& Leasing, Dealer Floorplan, Long Term
Health Care Finance, SBA, Government
Banking, Treasury Management,
International, Interest Rate Derivatives and
Merchant Card Services.
Commercial Banking: Superior Service Model
Superior Service Model
• Awarded “Outstanding” rating for performance
under the Community Reinvestment Act
Service Awards and Ratings
• 2011 Greenwich Associates Small Business
Banking Excellence Award winner for
Financial Stability and Treasury Management
– Customer Service. Also recognized for
Treasury Management – Overall Satisfaction
in the Midwest for Middle Market Banking
(1) As of 6/30/12.

• Awarded highest customer satisfaction in Ohio
by JD Power & Associates in 2012
6th consecutive year
• Well positioned branch franchise
196 branches located in Ohio, Illinois and
Western Pennsylvania
• Superior customer service culture
• Competitively positioned suite of retail products
• Strong credit card and debit card product set
• Optimal core deposit mix
• Strong mortgage origination platform
Consumer Banking: Broad Services and Customer Satisfaction
Superior Service Model Service Awards and Ratings
#1 in Ohio

29.0%
31.7%
37.0%
41.0%
43.5%
2Q08 4Q08 2Q09 4Q10 4Q11

• Strong Complement with Owner-Managed
Business
• High ROE Business
• $6.2 billion assets under management and
administration
(1)
• Expansive Product Suite
Investment management
Estate and succession planning
Private banking (credit/deposit services)
Trust services
Financial and tax planning
Insurance services
Brokerage services
Employee benefits (401-k, Pension)
Wealth Management: Comprehensive Array of Services
• Cross-Selling Initiatives with Commercial /
Consumer Banking
Strong customer retention tool
Focused on capturing customer liquidity
events
% of commercial customers using wealth management services
Superior Service Model Wealth Penetration
(1) As of 6/30/12.